UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 1, 2011

Winwheel Bullion, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52677	26-3773798
(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 11th Floor, Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

(202) 536-5191
Registrant’s telephone number, including area code

________________________________________________
(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.01 - Changes in Registrant's Certifying Accountant

Winwheel Bullion, Inc. (the “Company”) has terminated Choi, Kim & Park, LLP (the “Former Accounting Firm”) as its independent registered public accounting firm, effective as of April 1, 2011.  As described in Item 4.01(a) below, the termination of the Company’s independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm.

Item 4.01(a)    Previous Independent Accountants

Information Required by Item 304(a)(1) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

(i) On April 1, 2011, the Company informed its Former Accounting Firm that they were terminated as its independent registered public accounting firm effective on that date.

(ii) The report of the Former Accounting Firm of the Company's financial statements as of and for the years ended March 31, 2010 and 2009, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The reports of the Former Accounting Firm on the Company’s financial statements as of and for the years ended March 31, 2010 and 2009 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred net losses since inception and existing uncertain conditions which the Company faces relative to its obtaining capital in the equity markets.

(iv) The Company’s Board approved the Former Accounting Firm’s termination acting under authority delegated to it, approved the termination of the independent accountants at a Board of Director’s meeting on April 1, 2011.

(v) During the two most recent fiscal years and through April 1, 2011, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (ii) were no reportable events of the kind in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Form 8-K.

Item 4.01(b)    New Independent Accountants

The Company has not engaged its new independent accountant.

Item 9.01 - Financial Statements and Exhibits

Exhibits

16.1    Letter from Choi, Kim & Park, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 5, 2011
WINWHEEL BULLION, INC.

By:  /s/ Stephen V. Williams
Stephen V. Williams
Chief Executive Office